UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2021

Magnum Opus Acquisition Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15th Floor

Nexxus Building

77 Des Voeux Road

Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3757 9857

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	OPA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	OPA WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2021, Magnum Opus Acquisition Limited (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253688) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 1, 2021, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated March 23, 2021, by and between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated March 23, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, its advisory board member and the Company’s sponsor, Magnum Opus Holdings LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration and Shareholder Rights Agreement, dated March 23, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated March 23, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated March 22, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	Indemnity Agreements, each dated March 23, 2021, by and between the Company and each of its directors, its executive officers and its advisory board member (each, an “Indemnity Agreement”). A copy of each Indemnity Agreement is attached as an Exhibit hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 6,000,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22 2021, in connection with the IPO, Wing Hong Sammy Hsieh (“Sammy Hsieh”), Alexandre Mathieu Valdemar Casin (“Alexandre Casin”), Dickson Cheng and Xing Ling Liu (“Johnny Liu”) were appointed to the board of directors of the Company (the “Board”). Effective March 22, 2021, Johnny Liu, Dickson Cheng and Alexandre Casin were appointed to the Board’s audit committee, Sammy Hsieh and Johnny Liu were appointed to the Board’s compensation committee, and Sammy Hsieh and Alexandre Casin were appointed to the nominating and corporate governance committee, with Johnny Liu serving as chair of the audit committee, Sammy Hsieh serving as both the chair of the compensation committee and the nominating and corporate governance committee.

Following the appointment of Sammy Hsieh, Alexandre Casin, Dickson Cheng and Johnny Liu, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consisting of Johnny Liu and Dickson Cheng, will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consisting of Ka Man Kevin Lee and Alexandre Casin, will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consisting of Sammy Hsieh and Hou Pu Jonathan Lin, will expire at the Company’s third annual meeting of shareholders.

On March 23, 2021, each of the members of the Board, the executive officers of the Company and the member of advisory board of the Company entered into the Letter Agreement as well as an Indemnity Agreement with the Company.

Prior to the IPO, on January 26, 2021, the Sponsor paid $25,000, or approximately $0.004 per share, to cover certain of the Company’s expenses in exchange for 5,750,000 Class B ordinary shares (the “founder shares”). On March 22, 2021, the Sponsor transferred an aggregate of 500,000 of its founder shares to certain of the Company’s officers and directors, independent directors and advisory board member, resulting in our Sponsor holding 5,250,000 founder shares.

Other than the foregoing, none of Sammy Hsieh, Alexandre Casin, Dickson Cheng and Johnny Liu is a party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $206,000,000, comprised of $200,000,000 of the proceeds from the IPO (which amount includes $7,000,000 of the underwriters’ deferred discount) and $6,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On March 23, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 25, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 23, 2021, by and between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 23, 2021, by and among the Company, its executive officers, its directors, its advisory board member and Magnum Opus Holdings LLC.
10.2	Investment Management Trust Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration and Shareholder Rights Agreement, dated March 23, 2021, by and between the Company and Magnum Opus Holdings LLC.
10.4	Private Placement Warrants Purchase Agreement, dated March 23, 2021, by and between the Company and Magnum Opus Holdings LLC.
10.5	Administrative Services Agreement, dated March 22, 2021, by and between the Company and Magnum Opus Holdings LLC.
10.6	Indemnity Agreement, dated March 23, 2021, by and between the Company and Alexandre Casin.
10.7	Indemnity Agreement, dated March 23, 2021, by and between the Company and Dickson Cheng.
10.8	Indemnity Agreement, dated March 23, 2021, by and between the Company and Frank Han.
10.9	Indemnity Agreement, dated March 23, 2021, by and between the Company and Xing Ling Liu.
10.10	Indemnity Agreement, dated March 23, 2021, by and between the Company and Hou Pu Jonathan Lin.
10.11	Indemnity Agreement, dated March 23, 2021, by and between the Company and Tung Wai Hui.
10.12	Indemnity Agreement, dated March 23, 2021, by and between the Company and Ka Man Kevin Lee.
10.13	Indemnity Agreement, dated March 23, 2021, by and between the Company and Wing Hong Sammy Hsieh.
99.1	Press Release, dated March 23, 2021.
99.2	Press Release, dated March 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnum Opus Acquisition Limited

	By:	/s/ Hou Pu Jonathan Lin
Name: Hou Pu Jonathan Lin
Title: Chief Executive Officer

Dated: March 25, 2021